Exhibit 10.11B

TERCICA, INC.

CONSENT, WAIVER AND AMENDMENT

THIS CONSENT, WAIVER AND AMENDMENT (the “Agreement”) is made effective as of the Effective Date by and among TERCICA, INC., a Delaware corporation (the “Company”), the undersigned Founders (the “Consenting Founders”) and the undersigned Investors (the “Consenting Investors”).

RECITALS

WHEREAS, the Company, the Founders and the Investors are parties to that certain Amended and Restated Investors’ Rights Agreement, dated as of July 9, 2003, as amended (the “Investor Rights Agreement”);

WHEREAS, the Consenting Founders and the Consenting Investors acknowledge that the Company has agreed to issue and sell the Ipsen Shares, the Convertible Notes and the Warrant to Ipsen S.A., a French société anonyme and/or one or more of its affiliates (collectively, “Ipsen”) in accordance with the terms of the Ipsen Purchase Agreement;

WHEREAS, pursuant to the terms of the Ipsen Purchase Agreement, the Company has agreed to enter into the Registration Rights Agreement, which provides for, among other things, certain registration rights with respect to the Ipsen Shares, the Note Shares, the Warrant Shares and certain other shares of Common Stock held by Ipsen from time to time;

WHEREAS, pursuant to Section 5.1 of the Investor Rights Agreement, the Company, the Consenting Founders (for and on behalf of all Founders) and the Consenting Investors (for and on behalf of all Investors) wish to amend the Investor Rights Agreement as set forth below and to waive certain provisions of the Investor Rights Agreement in connection with the transactions contemplated by the Purchase Agreement and the Registration Rights Agreement;

WHEREAS, pursuant to Section 7.10 of the Common Stock Agreement, the Company and the Consenting Investors wish to amend the Common Stock Agreement as set forth below; and

NOW, THEREFORE, in consideration of the mutual agreements, covenants and considerations contained herein, the Company, the Consenting Founders and the Consenting Investors agree as follows:

AGREEMENT

1. DEFINITIONS.

1.1 Each of the following terms, when used in this Agreement, shall have the meaning set forth below:

(a) “Common Stock Agreement” shall mean that certain Common Stock Agreement, dated as of January 21, 2005, by and between the Company and VLL.

(b) “Convertible Notes” shall have the meaning ascribed to it in the Ipsen Purchase Agreement.

(c) “Effective Date” shall mean the First Closing Date.

(d) “First Closing Date” shall have the meaning ascribed to it in the Ipsen Purchase Agreement.

(e) “Investor Rights Agreement” shall have the mean ascribed to it in the recitals to this Agreement.

(f) “Ipsen Purchase Agreement” shall mean that certain Stock Purchase and Master Transaction Agreement, dated as of July 18, 2006, by and between the Company and Ipsen.

(g) “Ipsen Shares” shall mean the shares of Common Stock issued to Ipsen pursuant to the Purchase Agreement.

(h) “Note Shares” shall have the meaning ascribed to it in the Ipsen Purchase Agreement.

(i) “Registration Rights Agreement” shall have the meaning ascribed to it in the Ipsen Purchase Agreement.

(j) “VLL” shall mean Venture Lending & Leasing IV, LLC.

(k) “Warrant” shall have the meaning ascribed to it in the Ipsen Purchase Agreement.

(l) “Warrant Shares” shall have the meaning ascribed to it in the Ipsen Purchase Agreement.

1.2 Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Investor Rights Agreement.

2. CONSENT AND WAIVER. Section 2.16 of the Investor Rights Agreement be, and it hereby is, waived in its entirety with respect to the entering into by the Company of the Registration Rights Agreement with Ipsen, and, in furtherance thereof, the execution and delivery of the Registration Rights Agreement by the Company and the grant to Ipsen of the registration rights pursuant thereto be, and it hereby is, authorized and approved in all respects.

3. AMENDMENT.

3.1 Section 1 of the Investor Rights Agreement is hereby amended to add the following definitions to the list of defined terms thereunder, each of which shall read in full as follows:

““Ipsen” shall mean Ipsen S.A., a French société anonyme and/or one or more of its affiliates.”

““Ipsen Holder” shall mean a holder of Ipsen Registrable Securities.”

““Ipsen Registrable Securities” shall have the same meaning as the meaning ascribed to the term “Registrable Securities” under the Ipsen Rights Agreement.

““Ipsen Registration” shall mean any registration effected at the request of Ipsen or its assigns pursuant to the Ipsen Rights Agreement.”

““Ipsen Rights Agreement” shall mean that certain Registration Rights Agreement, dated as of July 18, 2006, by and between the Company and Ipsen, as the same may be amended from time to time.”

““Kingsbridge Registration” shall mean any registration effected pursuant to that certain Registration Rights Agreement, dated as of October 14, 2005, by and between the Company and Kingsbridge Capital Limited, as the same may be amended from time to time.”

““VLL Agreement” shall mean that certain Common Stock Agreement, dated as of January 21, 2005, by and between the Company and VLL, as the same may be amended from time to time.”

““VLL Holder” shall mean Venture Lending & Leasing IV, LLC and/or one or more of its affiliates.”

““VLL Registrable Securities” shall have the same meaning as the meaning ascribed to the term “Registrable Securities” under the VLL Agreement.”

3.2 Section 1 of the Investor Rights Agreement is hereby amended to amend the definition of “Registrable Securities” thereunder to read in full as follows:

““Registrable Securities” means (a) the Conversion Stock, (b) any Common Stock of the Company issuable or issued with respect to, or in exchange for or in replacement of, the Conversion Stock or other securities convertible into or exercisable for Conversion Stock upon any stock split, stock dividend, recapitalization, subdivision or similar event, (c) the Founder Shares, and (d) the Warrant Shares; provided, however, that (i) for the purposes of Sections 2.5, 2.7, 3 and 4, the Founder Shares and the Warrant Shares shall not be deemed “Registrable Securities” and the Founders and the holder of the Common Stock Warrant (including any Warrant Shares issued upon exercise thereof) shall not be deemed “Holders”; (ii)(A) the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned pursuant to Section 2.13 hereof; (B) shares of Common Stock or other securities shall only be treated as Registrable Securities if and as long as they have not been (1) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or (2) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale; and (C) any shares of Common Stock held by a Holder shall cease to be included in the definition of Registrable Securities when all of the Registrable Securities then held by such Holder (together with any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144 under the Securities Act) may be sold pursuant to Rule 144 under the Securities Act during any ninety (90) day period.”

3.3 Section 2.6 of the Investor Rights Agreement is hereby amended and restated to read in full as follows:

“(a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders (other than a Kingsbridge Registration, an Ipsen Registration, a registration relating solely to employee benefit plans, a registration relating solely to a Rule 145 transaction, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered, or a registration pursuant to Section 2.5 hereof), the Company shall:

(i) promptly give to each Holder written notice thereof; and

(ii) include in such registration, and in any underwriting involved therein, subject to Section 2.6(b) below, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after delivery of such written notice by the Company, by any Holder.

(b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.6(a)(i). In such event, the right of any Holder to registration pursuant to this Section 2.6 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein.

All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2.6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated first, to the Company; second, to the selling Holders, any selling Ipsen Holders and any selling VLL Holders on a pro rata basis based on the total number of Registrable Securities, Ipsen Registrable Securities and VLL Registrable Securities held by the selling Holders, any selling Ipsen Holders and any selling VLL Holders, respectively; and third, to any stockholder of the Company (other than a Holder, an Ipsen Holder or a VLL Holder); provided, however, that in no event shall (i) the aggregate number of Registrable Securities, Ipsen Registrable Securities and VLL Registrable Securities of the selling Holders, any selling Ipsen Holders and any selling VLL Holders included in the offering be reduced to below twenty-five percent (25%) of the total number of securities included in such offering, or (ii) any Warrant Shares or securities held by a Founder be included in such offering if any Registrable Securities, Ipsen Registrable Securities or VLL Registrable Securities held by any selling Holder, any selling Ipsen Holder or any selling VLL Holder, respectively, are excluded from such offering. The Company shall so advise all Holders distributing their securities through such underwriting of such exclusion or limitation, and in the case of a limitation, the number of shares of Registrable Securities that may be included in the registration. No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holders, Ipsen Holders or VLL Holders to the nearest 100 shares. In no event shall the number of Registrable Securities underwritten in such an offering be limited unless and until all other shares held by persons other than a Holder, an Ipsen Holder or a VLL Holder are completely excluded from such offering.

For purposes of the preceding paragraph as it relates to apportionment, for any Holder, Ipsen Holder or VLL Holder that has requested to include its Registrable Securities, Ipsen Registrable Securities or VLL Registrable Securities, as the case may be, in an underwritten offering and that is a venture capital fund, partnership or corporation, the affiliated venture capital funds, partners, retired partners and stockholders of such Holder, Ipsen Holder or VLL Holder or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “Holder,” “Ipsen Holder” or “VLL Holder,” as the case may be, and any pro rata reduction with respect to such Holder, Ipsen Holder or VLL Holder shall be based upon the aggregate amount of Registrable Securities, Ipsen Registrable Securities or VLL Registrable Securities, as the case may be, owned by all such related entities and individuals; provided that all such affiliated entities shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action hereunder.

If any Holder or Holders disapprove of the terms of any such underwriting, such Holder or Holders may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.”

(c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.6 prior to the effectiveness of such registration whether or not any Holder, Ipsen Holder or VLL Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company.

(d) Amendments and Waivers. Notwithstanding Section 5.1 hereof, for so long as the total number of Ipsen Registrable Securities exceeds ten percent (10%) of the total number of outstanding shares of Common Stock, the provisions of this Section 2.6 may be amended or waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), with and only with the written consent of (i) the Company, (ii) the Holders of a majority-in-interest of the then-outstanding Registrable Securities (not including the Founder Shares) if at the time of such amendment or waiver, the total number of Registrable Securities (not including the Founder Shares) exceeds ten percent (10%) of the total number of outstanding shares of Common Stock, and (iii) the Ipsen Holders holding a majority-in-interest of the then-outstanding Ipsen Registrable Securities; provided, however, that (x) if such waiver or amendment materially and adversely affects the rights of the Holders of Founder Shares and does not materially and adversely affect the rights of all other Holders of Registrable Securities in the same manner, then such waiver or amendment shall require the consent of the Holder or Holders of a majority-in-interest of the then-outstanding Founder Shares (it being agreed that a waiver of the provisions of this Section 2.6 with respect to a particular registration shall be deemed to apply to all Holders in the same manner if such waiver does so by its terms, notwithstanding the fact that certain Holders or Ipsen Holders may nonetheless, by agreement with the Company, include Registrable Securities in such registration), and (y) if at the time of such amendment or waiver the total number of Registrable Securities (not including the Founder Shares) is less than ten percent (10%) of the total number of outstanding shares of Common Stock and the written consent of the Holders of a majority-in-interest of the then-outstanding Registrable Securities (not including the Founder Shares) is not required to give effect to such amendment or waiver by operation of subclause (ii) of this Section 2.6(d), and such waiver or amendment materially and adversely affects the rights of the Holders of Registrable Securities and does not materially and adversely affect the rights of the Ipsen Holders in the same manner, then such waiver or amendment shall require the consent of the Holders of a majority-in-interest of the then-outstanding Registrable Securities (not including the Founder Shares). With the same consent, the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement.”

3.4 The remaining covenants, agreements and obligations set forth in Section 4 of the Investor Rights Agreement are hereby terminated in their entirety and shall have no further force or effect.

3.5 Section 5.1 of the Investor Rights Agreement is hereby amended and restated to read in full as follows:

“5.1 Amendments and Waivers. Subject to the provisions of Section 2.6(d), with the written consent of (i) the Company and (ii) the Holders of a majority-in-interest of the then-outstanding Registrable Securities (not including the Founder Shares), the obligations of the Company and the rights of the holders of the Registrable Securities under this Agreement may be waived or amended (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely); provided, however, that if such waiver or amendment materially and adversely affects the rights of the Holders of Founder Shares and does not materially and adversely affect the rights of all other Holders of Registrable Securities in the same manner, then such waiver or amendment shall require the consent of the Holder or Holders of a majority-in-interest of the then-outstanding Founder Shares (it being agreed that a waiver of the provisions of Section 2.6 with respect to a particular registration shall be deemed to apply to all Holders in the same manner if such waiver does so by its terms, notwithstanding the fact that certain Holders may nonetheless, by agreement with the Company, include Registrable Securities in such registration). With the same consent, the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a signed statement in writing. Notwithstanding anything to the contrary set forth herein, no waiver, amendment or modification may be made to Section 3.1 of this Agreement without the express written consent of Genentech and the Company.”

3.6 Section 7.1(b) of the Common Stock Agreement is hereby amended and restated to read in full as follows:

“(b) “Excluded Offerings” shall mean (i) the Follow-On Offering, (ii) offerings pursuant to registration statements relating solely to employee benefit plans, (iii) a registration relating to a corporate reorganization or transaction under Rule 145 of the Securities Act, (iv) a registration in which the only stock being registered is common stock issuable upon conversion of debt securities that are also being registered, (v) any registration pursuant to Section 2.5 of the Rights Agreement, (vi) a Kingsbridge Registration, or (vii) any registration effected at the request of Ipsen or its assigns pursuant to the Ipsen Rights Agreement.”

3.7 Section 7.1 of the Common Stock Agreement is hereby amended to add subsection 7.1(k) which shall read in full as follows:

“(k) “Ipsen Holder” shall mean a holder of Ipsen Registrable Securities.”

3.8 Section 7.1 of the Common Stock Agreement is hereby amended to add subsection 7.1(l) which shall read in full as follows:

“(l) “Ipsen Registrable Securities” shall have the same meaning as the meaning ascribed to the term “Registrable Securities” under the Ipsen Rights Agreement.”

3.9 Section 7.1 of the Common Stock Agreement is hereby amended to add subsection 7.1(m) which shall read in full as follows:

“(m) “Ipsen Rights Agreement” shall mean that certain Registration Rights Agreement, dated as of July 18, 2006, by and between the Company and Ipsen, as the same may be amended from time to time.”

3.10 Section 7.1 of the Common Stock Agreement is hereby amended to add subsection 7.1(n) which shall read in full as follows:

“(n) “Kingsbridge Registration” shall mean any registration effected pursuant to that certain Registration Rights Agreement, dated as of October 14, 2005, by and between the Company and Kingsbridge Capital Limited, as the same may be amended from time to time.”

3.11 Section 7.1 of the Common Stock Agreement is hereby amended to add subsection 7.1(o) which shall read in full as follows:

“(o) “IRA Registrable Securities” shall have the same meaning as the meaning ascribed to the term “Registrable Securities” under the Rights Agreement.”

3.12 Section 7.1 of the Common Stock Agreement is hereby amended to add subsection 7.1(p) which shall read in full as follows:

“(p) “Rights Holder” shall mean a holder of IRA Registrable Securities.”

3.13 Section 7.6(c) of the Common Stock Agreement is hereby amended and restated to read in full as follows:

“(c) Notwithstanding any other provision of this Section 7.2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities and other securities to be distributed through such underwriting, provided however, that the securities included in the underwriting shall be allocated:

(i) first, to the Company,

(ii) second, to VLL, any selling Rights Holders and any selling Ipsen Holders on a pro rata basis based on the total number of Registrable Securities, IRA Registrable Securities and Ipsen Registrable Securities held by VLL, any selling Rights Holders and any selling Ipsen Holders, respectively, and

(iii) third, to any stockholder of the Company (other than VLL, a Rights Holder or an Ipsen Holder).”

3.14 Section 7.10 of the Common Stock Agreement is hereby amended and restated to read in full as follows:

“7.10 Amendment of Registration Rights. Any provision of this Section 7 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and VLL. Notwithstanding the foregoing, VLL hereby consents to any amendment to or waiver of the provisions of this Section 7 that is approved by the written consent of the holders of a majority-in-interest of the then-outstanding IRA Registrable Securities (not including any “Founder Shares” as such term is defined in the Rights Agreement) and/or the Ipsen Holders holding a majority-in-interest of the then-outstanding Ipsen Registrable Securities, as applicable, provided that such amendment of or waiver of this Section 7 shall be consistent in all material and substantive respects with amendments to or waivers of the provisions of Section 2.6 of the Rights Agreement. Any amendment or waiver effected in accordance with this Section 7.10 shall be binding upon VLL. By acceptance of any benefits under this Section 7, VLL hereby agrees to be bound by the provisions hereunder.”

3.15 Section 7.12 of the Common Stock Agreement is hereby deleted and shall have no further force or effect.

4. MISCELLANEOUS.

4.1 Full Power and Authority. Each Consenting Founder and each Consenting Investor hereby represents and warrants to the Company, severally and not jointly, that each such Consenting Founder or Consenting Investor, as the case may be, (i) has the full right, power and authority to execute and deliver this Agreement, (ii) this Agreement has been duly executed and delivered by such Consenting Founder or Consenting Investor, as the case may be, and constitutes the legal, valid and binding obligation of such Consenting Founder or Consenting Investor, as the case may be, enforceable in accordance with its terms, except (A) as such enforcement is limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally and (B) for limitations imposed by general principles of equity.

4.2 Effect of Agreement. Except as modified by the terms of this Agreement, the terms and provisions of the Investor Rights Agreement and the Common Stock Agreement shall remain in full force and effect. Other than as stated in this Agreement, this Agreement shall not operate as a waiver of any condition or obligation imposed on the parties under the Investor Rights Agreement or the Common Stock Agreement. In the event of any conflict, inconsistency, or incongruity between any provision of this Agreement and any provision of the Investor Rights Agreement or the Common Stock Agreement, the provisions of this Agreement shall govern and control.

4.3 Governing Law. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

4.4 Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and each Holder, Investor, Founder and VLL Holder, and shall be enforceable by the Company or any Holder, Investor, Founder or VLL Holder.

4.5 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one instrument.

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IN WITNESS WHEREOF, the undersigned have executed this CONSENT, WAIVER AND AMENDMENT effective as of the Effective Date.

COMPANY:		CONSENTING INVESTORS:

TERCICA, INC.		MPM BIOVENTURES III, LP

By:	/s/ Stephen N. Rosenfield	By:	MPM BioVentures III GP, L.P., its General Partner
	Stephen N. Rosenfield	By:	MPM BioVentures III LLC, its General Partner
Executive Vice President of Legal Affairs,
General Counsel and Secretary

		By:	/s/ Dennis Henner
		Name:	Dennis Henner
		Title:	Series A Member

MPM BIOVENTURES III-QP, LP

		By:	MPM BioVentures III GP, L.P., its General Partner

		By:	MPM BioVentures III LLC, its General Partner

		By:	/s/ Dennis Henner
		Name:	Dennis Henner
		Title:	Series A Member

MPM BIOVENTURES III PARALLEL FUND, LP

		By:	MPM BioVentures III GP, L.P., its General Partner

		By:	MPM BioVentures III LLC, its General Partner

		By:	/s/ Dennis Henner
		Name:	Dennis Henner
		Title:	Series A Member

SIGNATURE PAGE TO

CONSENT, WAIVER AND AMENDMENT

CONSENTING INVESTORS:

MPM BIOVENTURES III GMBH & CO. BETEILIGUNGS KG

By:	MPM BioVentures III GP, L.P., in its capacity as the Managing Limited Partner

By:	MPM BioVentures III LLC, its General Partner

By:	/s/ Dennis Henner
Name:	Dennis Henner
Title:	Series A Member

MPM ASSET MANAGEMENT INVESTORS 2002 BVIII LLC

By:	/s/ Dennis Henner
Name:	Dennis Henner
Title:	Series A Member

SIGNATURE PAGE TO

CONSENT, WAIVER AND AMENDMENT

CONSENTING INVESTORS:

PROSPECT VENTURE PARTNERS II, L.P.

By:	Prospect Management Co. II, LLC, its General Partner

/s/ Dave Markland
(Signature)

Dave Markland, Attorney–In–Fact
(Name and title of signatory)

PROSPECT ASSOCIATES II, L.P.

By:	Prospect Management Co. II, LLC, its General Partner

/s/ Dave Markland
(Signature)

Dave Markland, Attorney–In–Fact
(Name and title of signatory)

RHO VENTURES IV, L.P.

By:	Rho Management Ventures IV, L.L.C., General Partner

/s/ Mark Leschly
(Signature)

Managing Member
(Name and title of signatory)

RHO VENTURES IV (QP), L.P.

By:	Rho Management Ventures IV, L.L.C., General Partner

/s/ Mark Leschly
(Signature)

Managing Member
(Name and title of signatory)

SIGNATURE PAGE TO

CONSENT, WAIVER AND AMENDMENT

CONSENTING INVESTORS:

RHO VENTURES IV GMBH & CO. BETILIGUNGS KG

By:	Rho Capital Partners Verwaltungs GmbH, General Partner

/s/ Mark Leschly
(Signature)

Managing Member
(Name and title of signatory)

RHO MANAGEMENT TRUST I

By:	Rho Capital Partners, Inc., as Investment Adviser

/s/ Mark Leschly
(Signature)

Managing Member
(Name and title of signatory)

SIGNATURE PAGE TO

CONSENT, WAIVER AND AMENDMENT

CONSENTING FOUNDERS:

By:	/s/ John A. Scarlett, M.D.
JOHN A. SCARLETT III

THE JOHN A. SCARLETT III, 1999 TRUST

/s/ John A. Scarlett, M.D.
(Signature)

(Name and title of signatory)

THE SUSAN E. SCARLETT 1999 TRUST

/s/ John A. Scarlett, M.D.
(Signature)

(Name and title of signatory)

BOAT HARBOUR LTD.

/s/ Ross Clark
(Signature)

Ross Clark, Director
(Name and title of signatory)

SIGNATURE PAGE TO

CONSENT, WAIVER AND AMENDMENT